Exhibit 99.13

JOINDER AND AMENDMENT TO AND CONFIRMATION OF GUARANTEES
AND SECURITY AGREEMENTS

THIS JOINDER AND AMENDMENT TO AND CONFIRMATION OF GUARANTEES AND SECURITY AGREEMENTS (this “Confirmation”) is made and entered into as of June 20, 2011, by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation (“Guarantor”), FIVE STAR QUALITY CARE TRUST, a Maryland business trust (“FSQC Trust”), FIVE STAR QUALITY CARE — NS TENANT, LLC, a Maryland limited liability company, FS TENANT HOLDING COMPANY TRUST, a Maryland business trust (jointly and severally, “Tenant”), each of the parties identified on the signature page hereof as a Subtenant (collectively, “Subtenants”) and each of the parties identified on the signature page hereof as a Landlord (collectively, “Landlord”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 4), dated as of August 4, 2009 (as the same has been amended, restated or otherwise modified from time to time, “Amended Lease No. 4”), Landlord leases to Tenant, and Tenant leases from Landlord, certain property, all as more particularly described in Amended Lease No. 4; and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 4 are guaranteed by (i) that certain Amended and Restated Guaranty Agreement (Lease No. 4), dated as of August 4, 2009, made by Guarantor for the benefit of Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Parent Guaranty”); and (ii) that certain Amended and Restated Subtenant Guaranty Agreement (Lease No. 4), dated as of August 4, 2009, made by Subtenants for the benefit of Landlord (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Guaranty”; and, together with the Parent Guaranty, collectively, the “Guarantees”); and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 4 are secured by (i) that certain Amended and Restated Subtenant Security Agreement (Lease No. 4), dated as of August 4, 2009, by and among Subtenants and Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Security Agreement”); and (ii) that certain Amended and Restated Security Agreement (Lease No. 4), dated as of August 4, 2009, by and among Tenant and Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Tenant Security Agreement”; and together with the Subtenant Security Agreement, collectively, the “Security Agreements”); and

WHEREAS, pursuant to that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of the date hereof (the “Third Amendment”), Amended Lease No. 4 is being amended to add thereto that certain property known as McCarthy Court II and located at 1325 McCarthy Boulevard, New Bern, North Carolina (the “McCarthy Court II Property”), all as more particularly described in the Third Amendment; and

WHEREAS, FSQC Trust is entering into a Sublease Agreement (as the same may be amended, restated or otherwise modified from time to time, the “NC Sublease”) with Five Star

Quality Care-North Carolina, LLC, a Maryland limited liability company and an affiliate of FSQC Trust (the “NC Subtenant”), with respect to the McCarthy Court II Property; and

WHEREAS, in connection with the foregoing, and as a condition precedent to the execution of the Third Amendment by Landlord, Landlord has required that the NC Subtenant join in the Subtenant Guarantee and Subtenant Security Agreement, and that the parties hereto confirm that the Guarantees and the Security Agreements remain in full force and effect and apply to Amended Lease No. 4 as amended by the Third Amendment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree, effective as of the date hereof, as follows:

1.                                       Joinder to Subtenant Guarantee.  The NC Subtenant hereby joins in the Subtenant Guarantee as if the NC Subtenant had originally executed and delivered the Subtenant Guarantee as a Subtenant Guarantor thereunder.  From and after the date hereof, all references in the Subtenant Guarantee to the Subtenant Guarantors shall include the NC Subtenant, and the NC Subtenant shall be considered a Subtenant Guarantor for all purposes under the Subtenant Guaranty.

2.                                       Joinder to Subtenant Security Agreement.  The NC Subtenant hereby joins in the Subtenant Security Agreement as if the NC Subtenant had originally executed and delivered the Subtenant Security Agreement as a Subtenant thereunder.  From and after the date hereof, all references in the Subtenant Security Agreement to the Subtenants shall include the NC Subtenant and the NC Subtenant shall be considered a Subtenant for all purposes under the Subtenant Security Agreement.

3.                                       Amendment to Disputes Provisions in Guarantees.  Each of the Guarantees is amended by deleting Section 15 therefrom in its entirety and replacing it with Section 15 as set forth on Exhibit A attached hereto and made a part hereof.

4.                                       Amendment to Disputes Provisions in Security Agreements.  Each of the Security Agreements is amended by deleting Section 11 therefrom in its entirety and replacing it with Section 11 as set forth on Exhibit B attached hereto and made a part hereof.

5.                                       Amendment of Subtenant Security Agreement.  The Subtenant Security Agreement is hereby amended by (a) replacing Exhibit A attached thereto with Schedule 1 attached hereto; and (b) replacing Schedule 1 attached thereto with Schedule 2 attached hereto; and (c) replacing Schedule 2 attached thereto with Schedule 3 attached hereto;

6.                                       Amendment of Tenant Security Agreement.  The Tenant Security Agreement is hereby amended by replacing Schedule 2 attached thereto with Schedule 4 attached hereto.

7.                                       Confirmation of Guarantees and Security Agreements.  Each of the parties to the Guarantees and the Security Agreements (including, without limitation, the  NC Subtenant) hereby confirms that all references in the Guarantees and the Security Agreements to “Amended Lease No. 4” shall refer to Amended Lease No. 4 as amended by the Third Amendment, and the Guarantees and the Security Agreements, as amended and confirmed hereby, are hereby ratified and confirmed in all respects.

8.                                       No Impairment, Etc.  The obligations, covenants, agreements and duties of the parties under the Guarantees and Security Agreements shall not be impaired in any manner by the execution and delivery of the Third Amendment or any other amendment, change or modification to Amended Lease No. 4, and in no event shall any ratification or confirmation of such Guarantees or such Security Agreements, or the obligations, covenants, agreements and the duties of the parties under the Guarantees or the Security Agreements, including, without limitation, this Confirmation, be required in connection with any such amendment, change or modification.

[Remainder of page left intentionally blank; Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed, as a sealed instrument, as of the date first set forth above.

GUARANTOR:

FIVE STAR QUALITY CARE, INC.

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

TENANT:

FIVE STAR QUALITY CARE — NS TENANT, LLC,
FIVE STAR QUALITY CARE TRUST, and
FS TENANT HOLDING COMPANY TRUST

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President of each of the foregoing entities

SUBTENANTS:

FIVE STAR QUALITY CARE-COLORADO, LLC,
FIVE STAR QUALITY CARE-FL, LLC,
FIVE STAR QUALITY CARE-GA, LLC,
FIVE STAR QUALITY CARE-GHV, LLC,
FIVE STAR QUALITY CARE-IA, LLC,
FIVE STAR QUALITY CARE-IL, LLC,
FIVE STAR QUALITY CARE-KS, LLC,
FIVE STAR QUALITY CARE-NE, LLC,
FIVE STAR QUALITY CARE-NJ, LLC,
FIVE STAR QUALITY CARE-NORTH CAROLINA, LLC,
FIVE STAR QUALITY CARE-VA, LLC,
FIVE STAR QUALITY CARE-WY, LLC,
FS TENANT POOL I TRUST, and
STOCKTON HERITAGE PARTNERS, LLC

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President of each of the foregoing entities

MORNINGSIDE OF GREENWOOD, L.P., and MORNINGSIDE OF KENTUCKY, LIMITED
PARTNERSHIP

By:	LifeTrust America, Inc.,
General Partner of each of
the foregoing entities

	By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

MORNINGSIDE OF SKIPWITH-RICHMOND, LLC

By:	LifeTrust America, Inc.,
Its Member

	By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

LANDLORD:

CCOP SENIOR LIVING LLC,
SNH CHS PROPERTIES TRUST,
SNH NS PROPERTIES TRUST,
SNH SOMERFORD PROPERTIES TRUST,
SNH/LTA PROPERTIES GA LLC,
SNH/LTA PROPERTIES TRUST, and
SPTIHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President of each of the foregoing entities

EXHIBIT A

DISPUTES PROVISION — GUARANTEES

15.                                 Disputes.

(a)                                  Any disputes, claims or controversies between the parties (i) arising out of or relating to this Guaranty, or (ii) brought by or on behalf of any shareholder of any party or a direct or indirect parent of a party (which, for purposes of this Section 15, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any member, trustee, officer, manager (including Reit Management & Research LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Guaranty, including this arbitration provision, or the declarations of trust, limited liability company agreements or bylaws of any party hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 15.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party. For purposes of this Section 15, the term “party” shall include any direct or indirect parent of a party.

(b)                                 There shall be three arbitrators.  If there are only two parties to the Dispute, each party shall select one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request the AAA to provide a list of three proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten days from the date the AAA provides such list to select one of the three arbitrators proposed by AAA.  If such party (or parties) fail to select such arbitrator by such time, the party (or parties) who have appointed the first arbitrator shall then have ten days to select one of the three arbitrators proposed by AAA to be the second arbitrator; and, if he/they should fail to select such arbitrator by such time, the AAA shall select, within fifteen (15) days thereafter, one of the three arbitrators it had proposed as the second arbitrator.  The two arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)                                  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)                                 There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)                                  In rendering an award or decision (the “Award”), the arbitrators shall be required to follow the laws of The Commonwealth of Massachusetts.  Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)                                    Except to the extent expressly provided by this Agreement or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of a party’s award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

(g)                                 An Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)                                 Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

(i)                                     This Section 15 is intended to benefit and be enforceable by the shareholders, members, direct and indirect parents, trustees, directors, officers, managers (including Reit Management & Research LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

EXHIBIT B

DISPUTES PROVISION — SECURITY AGREEMENT

Section 11.            Disputes.

(a)           Any disputes, claims or controversies between the parties (i) arising out of or relating to this Agreement, or (ii) brought by or on behalf of any shareholder of any party or a direct or indirect parent of a party (which, for purposes of this Section 11, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any member, trustee, officer, manager (including Reit Management & Research LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement, including this arbitration provision, or the declarations of trust, limited liability company agreements or bylaws of any party hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 11.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party. For purposes of this Section 11, the term “party” shall include any direct or indirect parent of a party.

(b)           There shall be three arbitrators.  If there are only two parties to the Dispute, each party shall select one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request the AAA to provide a list of three proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten days from the date the AAA provides such list to select one of the three arbitrators proposed by AAA.  If such party (or parties) fail to select such arbitrator by such time, the party (or parties) who have appointed the first arbitrator shall then have ten days to select one of the three arbitrators proposed by AAA to be the second arbitrator; and, if he/they should fail to select such arbitrator by such time, the AAA shall select, within fifteen (15) days thereafter, one of the three arbitrators it had proposed as the second arbitrator.  The two arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)           The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)           There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)           In rendering an award or decision (the “Award”), the arbitrators shall be required to follow the laws of The Commonwealth of Massachusetts.  Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)            Except to the extent expressly provided by this Agreement or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of a party’s award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

(g)           An Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)           Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

(i)            This Section 11 is intended to benefit and be enforceable by the shareholders, members, direct and indirect parents, trustees, directors, officers, managers (including Reit Management & Research LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

SCHEDULE 1

EXHIBIT A

SUBLEASES

1.             Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-Colorado, LLC, Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

2.             Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WY, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

3.             Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Skipwith-Richmond, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

4.             Sublease Agreement, dated June 3, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Greenwood, L.P., a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

5.             Sublease Agreement, dated September 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-FL, LLC, a Delaware limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

6.             Sublease Agreement, dated September 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-IL, LLC, a Maryland limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

7.             Second Amended and Restated Sublease Agreement, dated November 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Partial Termination of Second Amended and Restated Sublease Agreement, dated as of May 1, 2011, by and among Five Star Quality Care Trust, as sublandlord, and Five Star Quality Care-GA, LLC, as subtenant, as further amended by that certain Partial Termination of Second Amended and Restated Sublease Agreement, dated as of June 1, 2011, by and among Five Star Quality Care Trust, as sublandlord, and Five Star Quality Care-GA, LLC, as subtenant.

8.             Second Amended and Restated Sublease Agreement, dated November 6, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Morningside of Kentucky, Limited Partnership, a Delaware limited partnership, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

9.             Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Stockton Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among

Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

10.           Sublease Agreement, dated as of July 1, 2008, by and between Five Star Quality Care-NS Tenant, LLC, a Maryland limited liability company, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care-NS Tenant, LLC, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

11.           Sublease Agreement, dated as of July 1, 2008, by and between Five Star Quality Care-NS Tenant, LLC, a Maryland limited liability company, as sublandlord, and Five Star Quality Care-NJ, LLC, a Maryland limited liability company, as subtenant as amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care-NS Tenant, LLC, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

12.           Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-VA, LLC, a Delaware limited liability company, as subtenant.

13.           Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord and FS Tenant Pool I Trust, a Maryland business trust, as subtenant.

14.           Amended and Restated Sublease Agreement, dated as of October 1, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-KS, LLC, a Delaware limited liability company, as subtenant.

15.           Amended and Restated Sublease Agreement, dated August 1, 2010, but effective as of October 1, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, LLC, a Delaware limited liability company, as subtenant.

16.           Amended and Restated Sublease Agreement, dated August 1, 2010, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, LLC, a Delaware limited liability company, as subtenant.

17.           Sublease Agreement, dated June 20, 2011, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-North Carolina, LLC, a Maryland limited liability company, as subtenant.

SCHEDULE 2

SCHEDULE 1

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
Five Star Quality Care-Colorado, LLC, a Delaware limited liability company No: DE 3141518	400 Centre Street Newton, MA 02458	SHOPCO-Colorado, LLC
Five Star Quality Care-FL, LLC, a Delaware limited liability company No: DE 3487186	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-GA, LLC, a Delaware limited liability company No: DE 3141197	400 Centre Street Newton, MA 02458	SHOPCO-GA, LLC
Five Star Quality Care-GHV, LLC, a Maryland limited liability company No: MD W10441350	400 Centre Street Newton, MA 02458
Five Star Quality Care-IA, LLC, a Delaware limited liability company No: DE 3141200	400 Centre Street Newton, MA 02458	SHOPCO-IA, LLC
Five Star Quality Care-IL, LLC, a Maryland limited liability company No: MD W11464047	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-KS, LLC, a Delaware limited liability company No: DE 3155963	400 Centre, St. Newton, MA 02458	None.
Five Star Quality Care-NE, LLC, a Delaware limited liability company No: DE 3141204	400 Centre Street Newton, MA 02458	SHOPCO-NE, LLC
Five Star Quality Care-NJ, LLC, a Maryland limited liability company No: MD W12378956	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-North Carolina, LLC, a Maryland limited liability company No: MD W13279039	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-VA, LLC, a Delaware limited liability company No: DE 3561214	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-WY, LLC, a Delaware limited liability company No: DE 3141207	400 Centre Street Newton, MA 02458	SHOPCO-WY, LLC
FS Tenant Pool I Trust, a Maryland business trust No: MD B06519011	400 Centre Street Newton, MA 02458	None.
Morningside of Greenwood, L.P., a Delaware limited partnership No: DE 2926343	400 Centre Street Newton, MA 02458	None.
Morningside of Kentucky, Limited Partnership, a Delaware limited partnership No. DE 2750276	400 Centre Street Newton, MA 02458	None.
Morningside of Skipwith-Richmond, LLC, a Delaware limited liability company No. DE 3503112	400 Centre Street Newton, MA 02458	None.

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
Stockton Heritage Partners, LLC, a Delaware limited liability company No. DE 2963009	400 Centre Street Newton, MA 02458	None.

SCHEDULE 3

SCHEDULE 2

The Facilities

State	Facility	Subtenant

CALIFORNIA:	SOMERFORD PLACE – STOCKTON 3530 Deer Park Drive Stockton, California 95219	Stockton Heritage Partners, LLC

COLORADO:	LA VILLA GRANDE CARE CENTER 2501 Little Bookcliff Drive Grand Junction, Colorado 81501	Five Star Quality Care-Colorado, LLC

FLORIDA:	COURT AT PALM AIRE 2701 North Course Drive Pompano Beach, Florida 33069	Five Star Quality Care-FL, LLC

GEORGIA:	NORTHLAKE GARDENS 1300 Montreal Road Tucker, Georgia 30084	Five Star Quality Care-GA, LLC

IOWA:	WESTRIDGE QUALITY CARE & REHABILITATION 600 Manor Drive Clarinda, Iowa 51632	Five Star Quality Care-IA, LLC

ILLINOIS:	BRENDEN GARDENS 900 Southwind Road Springfield, Illinois 62703	Five Star Quality Care-IL, LLC

KANSAS:	BRANDON WOODS AT ALVAMAR 1501 Inverness Drive Lawrence, Kansas 66047	Five Star Quality Care-KS, LLC

	OVERLAND PARK PLACE 6555 West 75th Street Overland Park, Kansas 66204	Five Star Quality Care-KS, LLC

KENTUCKY:	MORNINGSIDE OF MAYFIELD 1517 West Broadway Mayfield, Kentucky 42066	Morningside of Kentucky, Limited Partnership

State	Facility	Subtenant

	THE NEIGHBORHOOD OF SOMERSET 100 Neighborly Drive Somerset, Kentucky 42503	Morningside of Kentucky, Limited Partnership

NEBRASKA:	CENTENNIAL PARK RETIREMENT VILLAGE 510 Centennial Circle North Platte, Nebraska 69101	Five Star Quality Care-NE, LLC

	WESTGATE ASSISTED LIVING 3030 South 80th Street Omaha, Nebraska 68124	Five Star Quality Care-NE, LLC

NEW JERSEY:	NEWSEASONS AT CHERRY HILL 490 Cooper Landing Road Cherry Hill, New Jersey 08002	Five Star Quality Care-NJ, LLC

	NEWSEASONS AT MOUNT ARLINGTON 2 Hillside Drive Mount Arlington, New Jersey 07856	Five Star Quality Care-NJ, LLC

NORTH CAROLINA:	MCCARTHY COURT II 1325 McCarthy Boulevard New Bern, North Carolina 28562	Five Star Quality Care-North Carolina, LLC

PENNSYLVANIA:	NEWSEASONS AT NEW BRITAIN 800 Manor Drive Chalfont, Pennsylvania 18914	Five Star Quality Care-GHV, LLC

	NEWSEASONS AT CLARKS SUMMIT 950 Morgan Highway Clarks Summit, Pennsylvania 18411	Five Star Quality Care-GHV, LLC

	NEWSEASONS AT EXTON 600 North Pottstown Pike Exton, Pennsylvania 19341	Five Star Quality Care-GHV, LLC

	NEWSEASONS AT GLEN MILLS (CONCORDVILLE) 242 Baltimore Pike Glen Mills, Pennsylvania 19342	Five Star Quality Care-GHV, LLC

State	Facility	Subtenant

	NEWSEASONS AT TIFFANY COURT 700 Northampton Street Kingston, Pennsylvania 18704	Five Star Quality Care-GHV, LLC

SOUTH CAROLINA:	MORNINGSIDE OF GREENWOOD 116 Enterprise Court Greenwood, South Carolina 29649	Morningside of Greenwood, L.P.

TEXAS:	MONTEVISTA AT CORONADO 1575 Belvidere El Paso, Texas 79912	FS Tenant Pool I Trust

VIRGINIA:	DOMINION VILLAGE OF POQUOSON 531 Wythe Creek Road Poquoson, Virginia 23662	Five Star Quality Care-VA, LLC

	MORNINGSIDE IN THE WEST END 3000 Skipwith Road Richmond, Virginia 23294	Morningside of Skipwith-Richmond, LLC

WYOMING:	WORLAND HEALTHCARE & REHABILITATION CENTER 1901 Howell Avenue Worland, Wyoming 82401	Five Star Quality Care-WY, LLC

SCHEDULE 4

SCHEDULE 2

THE FACILITIES

CALIFORNIA:

SOMERFORD PLACE - STOCKTON

3530 Deer Park Drive

Stockton, California  95219

COLORADO:

LA VILLA GRANDE CARE CENTER

2501 Little Bookcliff Drive

Grand Junction, Colorado  81501

FLORIDA:

COURT AT PALM AIRE

2701 North Course Drive

Pompano Beach, Florida  33069

GEORGIA:

NORTHLAKE GARDENS

1300 Montreal Road

Tucker, Georgia  30084

IOWA:

WESTRIDGE QUALITY CARE & REHABILITATION

600 Manor Drive

Clarinda, Iowa  51632

ILLINOIS:

BRENDEN GARDENS

900 Southwind Road

Springfield, Illinois  62703

KANSAS:

BRANDON WOODS AT ALVAMAR

1501 Inverness Drive

Lawrence, Kansas  66047

OVERLAND PARK PLACE

6555 West 75th Street

Overland Park, Kansas  66204

KENTUCKY:

MORNINGSIDE OF MAYFIELD

1517 West Broadway

Mayfield, Kentucky  42066

THE NEIGHBORHOOD OF SOMERSET

100 Neighborly Drive

Somerset, Kentucky  42503

NEBRASKA:

CENTENNIAL PARK RETIREMENT VILLAGE

510 Centennial Circle

North Platte, Nebraska  69101

WESTGATE ASSISTED LIVING

3030 South 80th Street

Omaha, Nebraska  68124

NEW JERSEY:

NEWSEASONS AT CHERRY HILL

490 Cooper Landing Road

Cherry Hill, New Jersey  08002

NEWSEASONS AT MOUNT ARLINGTON

2 Hillside Drive

Mount Arlington, New Jersey  07856

NORTH CAROLINA:

McCARTHY COURT II

1325 McCarthy Boulevard

New Bern, North Carolina  28562

PENNSYLVANIA:

NEWSEASONS AT NEW BRITAIN

800 Manor Drive

Chalfont, Pennsylvania  18914

NEWSEASONS AT CLARKS SUMMIT

950 Morgan Highway

Clarks Summit, Pennsylvania  18411

NEWSEASONS AT EXTON

600 North Pottstown Pike

Exton, Pennsylvania  19341

NEWSEASONS AT GLEN MILLS (CONCORDVILLE)

242 Baltimore Pike

Glen Mills, Pennsylvania  19342

NEWSEASONS AT TIFFANY COURT

700 Northampton Street

Kingston, Pennsylvania  18704

SOUTH CAROLINA:

MORNINGSIDE OF GREENWOOD

116 Enterprise Court

Greenwood, South Carolina  29649

TEXAS:

MONTEVISTA AT CORONADO

1575 Belvidere

El Paso, Texas  79912

VIRGINIA:

DOMINION VILLAGE OF POQUOSON

531 Wythe Creek Road

Poquoson, Virginia  23662

MORNINGSIDE IN THE WEST END

3000 Skipwith Road

Richmond, Virginia  23294

WYOMING:

WORLAND HEALTHCARE & REHABILITATION CENTER

1901 Howell Avenue

Worland, Wyoming  82401